PANORAMA SERIES FUND, INC.
Total Return Portfolio Supplement dated May 2, 2003 to the
Prospectus dated April 30, 2003

The Prospectus is revised as follows:

On April 30, 2003 the Board of Directors approved a change to a non-fundamental investment policy of Panorama Total Return Portfolio. In accordance with this change, the last paragraph under the section titled “How Do the Portfolio Managers Decide What Securities to Buy or Sell” which begins on page 3 should be deleted.

May 2, 2003                                                                                                                                  PS609.007